                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant  /X/

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/X/   Definitive Additional Materials
/ /   Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                                 WALLACE BARNES
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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     calculated and state how it was determined): Not applicable
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/ /  Fee paid previously with preliminary materials:
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with the  solicitation of proxies in support of the election of the nominees of Steel to the Board of Directors of Del Global  Technologies  Corp.  (the "Company") at
the 2003 annual meeting of the stockholders of the Company  scheduled to be held on May 29, 2003, or any other meeting of stockholders held in lieu thereof,  and any adjournments, postponements, reschedulings or continuations thereof.

            Item 1: On May 13, 2003, Steel issued the following press release.

                  STEEL PARTNERS REFUTES DEL GLOBAL ASSERTIONS

            (New York,  NY - May 13, 2003) Steel  Partners  II,  L.P.,  sent the following letter to Samuel Park, CEO of Del Global Technologies Corp. (DGTC.PK),
to correct  assertions the company has made with respect to its contested annual meeting to be held on May 29, 2003.

                              STEEL PARTNERS, LTD.
                               590 Madison Avenue
                                   32nd Floor
                            New York, New York 10022
                               Tel (212) 758-3232
                               Fax (212) 758-5789

May 13, 2003

VIA TELECOPY AND FEDEX
----------------------
Del Global Technologies Corp.
Attn: Samuel Park, CEO
1 Commerce Park
Valhalla, NY  10595

Dear Sam:

            Del Global's Definitive Proxy Statement (the "Proxy Statement") with respect to the May 29, 2003 Annual Meeting  contains  assertions that require my response.

            First, on pages 3 and 7 of the Proxy  Statement,  Del Global asserts that it contacted all shareholders  owning greater than 3% of Del Global to seek their input on  potential  director  nominees.  For the record,  Steel was never contacted in that regard. To the contrary, after Roger Winston resigned from the board, I personally asked you to advise me, as a significant stockholder, of the names of any  potential  nominees.  Instead  of paying me that  courtesy,  Edgar
Smith,  a colleague  from your General  Signal days was  appointed to the Board.
Additionally, David Wright sent you information regarding our nominees which you immediately dismissed out of hand.

            Second,  the Company's  Proxy  Statement  indicates that the current size of the board was  expanded  from four to five members to have an odd number in order to avoid  potential tie votes (page 7). In recent press  releases,  Del
Global  makes great  effort to point out that Steel was  offered  three of eight board seats and that such an offer was turned down.  What you do not disclose is that  Steel's  request  was for either  three of seven,  or four of nine,  seats precisely  so that there would be an odd number of  directors  to  preclude  tie votes. This was a proposal that you rejected out of hand.

            It is  disingenuous  for you to trumpet the  importance of expanding the size of Del  Global's  board  from four to five to  obtain an odd  number of members  while at the same time  disparaging  Steel for not  accepting  three of eight seats,  which would have resulted in an undesirably  even number of seats.
You have publicly charged that Steel's refusal to accept three of eight seats is clear  evidence  of its desire to take  control of Del Global  without  paying a premium.  What nonsense!  We were prepared to accept a minority  position on the
Board.   Steel's  objective  is  and  remains  to  see  that  knowledgeable  and experienced  directors  who are  completely  independent  and not  beholding  to management  are  elected  to the Del  Global  board  and who  are  committed  to improving corporate governance now.

            In actual  fact,  Sam,  it can be argued  that  through  the various actions and steps taken since you joined the Company you have effectively  taken defacto  control of Del Global without paying a premium.  Through stock options, bonuses,  a costly  (to the  shareholders)  single  trigger  "golden  parachute"
agreement  with tax  gross-ups,  hiring  your son,  firing  all of the  previous management  and replacing  them with your choices,  giving the former  directors
"retirement"  agreements  and  accelerating  and  extending  their stock  option vesting,  replacing them with appointed  directors selected by your friend Edgar
Smith and yourself and committing Del Global to a costly proxy battle,  you have obtained, and are attempting to solidify, your own no-premium defacto control of
Del Global.

            Your Proxy Statement  points out that Steel's  nominees have offered no plan as to how they intend to maximize shareholder value and, therefore, they should not be elected as directors of Del Global.  In fact, our proxy  statement indicates  that our nominees  intend to review  management's  current  long-term strategic plan and make decisions as to its efficacy thereafter. Any such review is, at the moment, necessarily predicated on the election of our nominees.

            So that we will be in a position to respond to the assertion that we have not  offered any  specific  plan,  I invite you to provide  each of Steel's nominees and the Del Global  stockholders  with a copy of Del  Global's  current
long-term   strategic   plan  (the  existence  of  which  is  confirmed  in  the
Compensation Committee's report contained in the Proxy Statement).  Our nominees would  commit to review  it now and  offer  our value  maximization  plan to Del
Global's stockholders prior to the annual meeting. Otherwise, your claim is akin to  challenging  someone  to a drag  race  when  yours' is the only car with any gasoline.  By the way, your Proxy  Statement  fails to offer any specific  value maximization  plan at all and should  have  pointed out that Del Global has lost money in each and every quarter since you have become its CEO.

            While your proxy campaign  appears to be one where you are trying to intimidate  Steel Partners and our fellow  stockholders,  it is our intention to educate  our  fellow  stockholders  about the steps you have  taken  since  your arrival at Del Global that are, in Steel's  opinion,  contrary to good corporate governance.  Our view is that an informed  stockholder is a better  stockholder, and Steel looks forward to the choices that informed  stockholders  will be able to make on May 29, 2003.

                                         Sincerely yours,

                                         Warren G. Lichtenstein

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

STEEL  PARTNERS  II,  L.P.  ("STEEL  PARTNERS")  HAS FILED  WITH THE SEC A PROXY
STATEMENT DATED APRIL 29, 2003 SOLICITING VOTES FOR THE ELECTION OF ITS NOMINEES
AT THE ANNUAL MEETING OF  STOCKHOLDERS  OF DEL GLOBAL  TECHNOLOGIES  CORP.  (THE
"COMPANY")  SCHEDULED  FOR MAY 29, 2003.  STEEL  PARTNERS  STRONGLY  ADVISES ALL
STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AS IT CONTAINS IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  IS  AVAILABLE AT NO CHARGE ON THE SEC'S WEB
SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION,  THE PARTICIPANTS IN ANY SOLICITATION
WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS
FOR COPIES SHOULD BE DIRECTED TO THE  PARTICIPANTS'  PROXY SOLICITOR,  INNISFREE
M&A   INCORPORATED,   AT  ITS  TOLL-FREE  NUMBER:   888-750-5834.   DETAILED
INFORMATION  REGARDING  THE IDENTITY AND  INTERESTS  OF  INDIVIDUALS  WHO MAY BE
DEEMED  PARTICIPANTS  IN THE  SOLICITATION  OF  PROXIES  RELATING  TO THE ANNUAL
MEETING IS AVAILABLE IN THE PROXY STATEMENT FILED BY THE  PARTICIPANTS  WITH THE
SEC.

Contact:   Michael Brinn
           Innisfree M&A Incorporated
           Telephone:  212-750-8253